[Graphic]

                                                                CIGNA INVESTMENT
                                                                      SECURITIES
--------------------------------------------------------------------------------
                                                               Semiannual Report
                                                                   June 30, 2002

                                                                          [Logo]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our report for CIGNA Investment Securities (the "Fund") covering the six months ended June 30, 2002, follows.

Market Summary

During the first quarter, investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a -0.27% return and a positive excess return over duration-matched Treasuries of approximately 0.49%. While corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies. High yield, on the other hand, outperformed both investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. The Salmon Smith Barney Mortgage Securities Index posted a 1.05% return for the period, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) reported a 6.55% return.

For the second quarter, the Lehman Brothers Aggregate Bond Index posted a 3.69% total return. Interest rates also declined rapidly during the three month period, with the 5-year U.S. Treasury note falling from 4.84% to 4.03%, which benefited U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 2.90% total return for the second quarter, under-performing all other investment-grade asset classes. These results correspond to approximately 30 basis points (bps) of spread widening, most of which occurred in June. Within the Corporate Bond market, sector and credit-specific widening was also significant. Issuers and sectors perceived to be high quality and "safe havens" outperformed the overall market. Those issuers and industry sectors with any hint of impropriety related to accounting integrity, earnings quality, corporate governance issues and potential "hidden leverage" risk suffered dismal results.

The Lehman Brothers Mortgage-Backed Securities Index posted a 3.48% total return for the second quarter and a positive excess return over U.S. Treasuries of 13 bps for the period. Volatility was evident over the period, and the spread between current coupon mortgage-backed securities and U.S. Treasuries widened after narrowing over the previous quarter.

The High Yield and Emerging Market sectors both underperformed investment-grade corporate bonds for the second quarter as spreads widened dramatically due to the flight to quality in the fixed income markets. At quarter end, the Lehman Brothers High Yield Index returned -6.38% and the J.P. Morgan Emerging Markets Bond Index Plus declined by 5.38%.

Performance

Returns for the six months ended June 30, 2002, were:

Fund                                    1.94%
Lipper Closed-End Bond Funds -
  'BBB' Rated Average                   0.76
Lehman Brothers Aggregate
  Bond Index                            3.79

The Fund's return, based on the market value of its shares traded on the New York Stock Exchange was 3.50% for the six months ended June 30, 2002.

During the first quarter, the Fund benefited from positive allocations to high yield and emerging markets and issue selection in mortgage-backed securities
(MBS). During the second quarter, the Fund benefited from positive issue selection in MBS and Agency securities over the period. However, the primary driver of the Fund's underperformance during the first half of the year was

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                                                                               2

the allocation to corporate bonds and high yield and specifically to individual credit selection issues in the telecommunications sector (WorldCom and Qwest Communications).

We modestly reduced our exposure to corporate bonds during the second quarter; however, we continue to maintain a significant overweight in our "corporate" allocation.

In MBS, our strategy of carefully selecting premium securities and several pre-payment penalty bonds continued to add value. We also increased our allocation to those securities that would benefit from a decline in volatility. Our selection in asset-backed securities, especially in the high quality areas contributed to Fund performance as well.

In high yield, we continued to employ a high yield index proxy (total return swap) to enhance performance, while dampening individual security risk. Our allocation to this sector detracted from performance for the second quarter. Similar to high yield, our allocation to emerging markets hurt performance over the quarter, but individual selection added value. Our currency trade on the euro also benefited portfolio performance, as the currency appreciated relative to the U.S. dollar.

Outlook

We continue to anticipate improved credit quality in corporate bonds, and while it may not occur until later in the year, we feel current valuations and breakeven credit spreads remain compelling. Therefore, we will remain overweight to corporate bonds. Nevertheless, sector and issue selection will be critical. We are cautious about event risk, continued signs of credit deterioration, company-specific problems, and declining equity valuations. As we rotate into less defensive sector positions and credit distribution in line with our strategy, we will remain extremely vigilant in our credit decisions and sizes of individual positions.

While it is likely that accounting scandals, SEC investigations, and corporate governance questions will increase spread and return volatility in the corporate bond market, we remain bullish on the asset class for the long term.

Sincerely,

[Signature of Richard H. Forde]

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

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CIGNA Investment Securities Investments in Securities                          3
June 30, 2002 (Unaudited)

                                                             Principal         Value
                                                                 (000)         (000)
------------------------------------------------------------------------------------
LONG-TERM BONDS - 93.0%
Building & Construction - 0.2%
Case Corporation, 7.25%, 2016                               $      210       $   167
                                                                             -------
Consumer & Retail - 1.7%
Budget Group, Inc., 9.13%, 2006 (a)                                450           108
GFSI, Inc. 9.63%, 2007                                             100            88
Kellogg Co., 7.45%, 2031                                           200           219
Kmart Corp., 9.88%, 2008 (144A security acquired
  Mar. 2002 for $178) (a)(b)                                       385           154
Kroger Company, 7.50%, 2031                                        210           217
Mastellone Hermanos SA, 11.75%, 2008 (a)                            60            12
Safeway, Inc., 7.25%, 2031                                          75            77
Supervalu, Inc., 7.50%, 2012                                       170           176
Toys "R" Us, Inc., 7.63%, 2011                                      90            87
VFB LLC, 10.25%, 2009 (a)                                        2,010           362
                                                                             -------
                                                                               1,500
                                                                             -------
Entertainment & Communications - 5.2%
AT&T Corp., 8.00%, 2031 (144A security acquired
  Nov. 2001 for $64) (b)                                            65            51
British Telecommunications PLC,
  8.88% (coupon change based on rating), 2030                      670           721
Charter Communications Holdings LLC,
  10.75%, 2009                                                     290           200
Clear Channel Communication, 7.88%, 2005                           145           148
France Telecom SA,
  7.75% (coupon change based on rating), 2011                      470           416
ITT Corp., 7.40%, 2025                                             470           489
Koninklijke KPN, NV, 8.00%, 2010                                   815           822
Lenfest Communications, Inc., 8.25%, 2008                          400           387
News America Holdings, 7.75%, 2045                                 205           181
Tele Communications, Inc.,
  9.80%, 2012                                                      275           283
  7.88%, 2013                                                      310           279
Time Warner, Inc., 9.13%, 2031                                     500           534
WorldCom, Inc., 8.25%, 2031 (a)                                    140            22
                                                                             -------
                                                                               4,533
                                                                             -------

                                                             Principal         Value
                                                                 (000)         (000)
------------------------------------------------------------------------------------
Financial - 11.6%
Amvescap PLC, 5.90%, 2007                                   $      350       $   354
Bank of America Corp., 7.80%, 2010                                  95           106
Citigroup, Inc., 6.63%, 2032                                       170           165
City National Bank, 6.75%, 2011                                    290           300
Credit Suisse First Boston Mortgage Securities Corp.,
  Interest Only, 7.50%, 2032                                       700           114
Den Norske Bank, Step Coupon (7.73% to
  6/29/11) perpetual (144A security acquired
  Mar. & May 2002 for $424) (b)                                    410           438
Deutsche Telekom International Finance BV,
  8.25% (coupon change based on rating), 2030                       90            83
  9.25%, 2032                                                       80            80
Ford Motor Credit Co.,
  6.88%, 2006                                                    1,225         1,251
  7.38%, 2009                                                      400           406
  7.38%, 2011                                                       40            40
Fosters Financial Corp., 6.88%, 2011 (144A security
  acquired Mar. 2002 for $203) (b)                                 200           212
General Motors Acceptance Corp.,
  6.13%, 2006                                                      615           626
  6.88%, 2011                                                      385           382
  7.00%, 2012                                                      190           190
Goldman Sachs Group, Inc., 6.88%, 2011                             435           453
Household Finance Corp., 6.38%, 2011                               110           105
International Lease Finance Corp.,
  5.63%, 2007                                                      290           294
  6.38%, 2009                                                      165           169
John Deere Capital Corp., 7.00%, 2012                              135           144
Lehman Brothers Holdings, Inc., 6.63%, 2012                        220           225
Middletown Trust, 11.75%, 2010                                     848           856
Morgan Stanley Group, Inc., 6.75%, 2011                            370           383
Old Kent Bank, Step Coupon
  (7.75%, to 8/10/05), 2010                                        380           410
Pemex Project Funding Master Trust, 9.13%, 2010                     60            63
Royal Bank of Scotland Group PLC, Step Coupon
  (7.65%, to 9/30/31), 2049                                        370           385
Sprint Capital Corp., 6.88%, 2028                                  170           111


The Notes to Financial Statements are an integral part of these statements.

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CIGNA Investment Securities Investments in Securities                          4
June 30, 2002 (Unaudited) (Continued)

                                                            Principal         Value
                                                                (000)         (000)
-----------------------------------------------------------------------------------
Financial (continued)
Standard Chartered Bank, 8.00%, 2031
  (144A security acquired Dec. 2001 & Mar. 2002
  for $210) (b)                                            $      205       $   210
Sumitomo Mitsui Bank Corp., 8.00%, 2012                           170           171
Union Planters Corp., 6.75%, 2005                                 250           265
Unitrin, Inc., 5.75%, 2007                                        230           230
US West Capital Funding, Inc., 6.50%, 2018                        155            91
XL Capital Europe PLC, 6.50%, 2012                                380           389
Zions Bancorp., Step Coupon
  (6.50%, 10/15/2006), 2011                                       350           350
                                                                            -------
                                                                             10,051
                                                                            -------
Foreign Goverment - 2.9%
Argentina (Republic of), 6.00%, 2023 (a)                          320           141
Brazil Federative (Republic of), 8.00%, 2014                      603           379
Columbia (Republic of), 10.00%, 2012                              120           113
Quebec (Province of Canada),
  5.50%, 2006                                                     475           494
  7.50%, 2023                                                     775           882
Russian Federation, Step Coupon
  (5.00% to 3/31/07), 2030 (144A security
  acquired June 2002 for $219)                                    320           221
United Mexican States, 9.88%, 2010                                245           276
                                                                            -------
                                                                              2,506
                                                                            -------
Industrial - 4.1%
BAE Systems Holdings, 6.40%, 2011 (144A security
  acquired Dec. 2001 for $681) (b)                                685           693
Kaiser Aluminum & Chemical Corp.,
  12.75%, 2003 (a)                                                300            57
Lockheed Martin Corp., 8.20%, 2009                              1,320         1,533
Sappi Papier Holding AG, 6.75%, 2012 (144A
  security acquired June 2002 for $262) (b)                       260           265
Stora Enso Oyj, 7.38%, 2011                                       265           286
Systems 2001 Asset Trust LLC, 7.16%, 2011
  (144A security acquired June 2001 for $197) (b)                 197           210
USEC, Inc., 6.63%, 2006                                           180           161

                                                            Principal         Value
                                                                (000)         (000)
-----------------------------------------------------------------------------------
Industrial (continued)
USX Marathon Group,
  8.13%, 2023                                              $      255       $   283
  8.50%, 2023                                                      75            86
                                                                            -------
                                                                              3,574
                                                                            -------
Lodging - 0.1%
Starwood Hotels & Resorts Worldwide, Inc.,
  7.88%, 2012 (144A security acquired April 2002
    for $80) (b)                                                   80            79
                                                                            -------
Medical - 0.5%
Lilly (Eli) & Co., 6.77%, 2036                                    400           411
                                                                            -------
Oil & Gas - 1.5%
Conoco Funding Co., 6.35%, 2011                                   660           685
Occidental Petroleum Corp., 7.65%, 2006                           480           525
Williams Companies, Inc., 7.50%, 2031                              65            47
                                                                            -------
                                                                              1,257
                                                                            -------
Services - 0.2%
Laidlaw, Inc., 7.88%, 2005 (a)                                    330           201
                                                                            -------
Structured Securities - 1.6%
American Express Credit, Ser. 1999-1A,
  5.60%, 2006                                                     900           935
Champion Home Builders Co. 11.25%, 2007
  (144A security acquired April 2002 for $159) (b)                160           136
Qwest Capital Funding, Inc.,
  7.00%, 2009                                                     585           325
                                                                            -------
                                                                              1,396
                                                                            -------
Transportation - 3.4%
American Airlines, 6.82%, 2011                                    540           533
Burlington Northern Santa Fe, 8.13%, 2020                         255           286
Delta Air Lines, Inc., 9.45%, 2006                                685           644
Federal Express Corp., 7.60%, 2097                                 80            79
Norfolk Southern Corp., 7.70%, 2017                               390           429
Union Pacific Corp.,
  7.60%, 2005                                                     285           309
  5.75%, 2007                                                     365           376
  6.13%, 2012                                                     280           282
                                                                            -------
                                                                              2,938
                                                                            -------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          5
June 30, 2002 (Unaudited) (Continued)

                                                    Principal               Value
                                                        (000)               (000)
---------------------------------------------------------------------------------
Utilities - 2.6%
AES Drax Energy Ltd., 11.50%, 2010                    $   300             $   123
Detroit Edison Co., 6.13%, 2010                           240                 240
First Energy Corp.,
  5.50%, 2006                                             650                 631
  6.45%, 2011                                             115                 110
  7.38%, 2031                                              90                  85
Niagara Mohawk Power Co.,
  7.38%, 2003                                             150                 156
  7.63%, 2005                                             378                 407
Pinnacle Partners, 8.83%, 2004 (144A security
  acquired Mar. 2002 for $175) (b)                        175                 179
Progress Energy, Inc., 7.10%, 2011                        320                 337
                                                                          -------
                                                                            2,268
                                                                          -------
U.S. Government & Agencies - 57.4%
Freddie Mac,
  6.88%, 2010                                           1,215               1,350
  6.00%, 2017                                           2,165               2,211
  6.50%, 2017                                           1,246               1,292
  6.75%, 2031                                             655                 704
  6.00%, 2032                                             450                 449
  7.50%, 2032                                           1,996               2,094
Fannie Mae,
  Interest Only 7.80%, 2017                             8,351                 164
  6.00%, 2029                                           3,135               3,141
  6.25%, 2029                                             335                 335
  8.00%, 2030                                           1,605               1,709
  7.00%, 2031                                           1,809               1,878
  8.00%, 2031                                             602                 641
  6.50%, 2032                                          10,807              11,016
  7.00%, 2032                                           6,368               6,595
Financing Corp.,
  Principal Strips from
  9.60%, 2018                                           2,770                 979
  9.90%, 2018                                             815                 289
  10.00%, 2018                                          1,600                 592
  8.60%, 2019                                             450                 151
  9.65%, 2019                                             375                 131
  9.70%, 2019                                             675                 234

                                                    Principal               Value
                                                        (000)               (000)
---------------------------------------------------------------------------------
U.S. Government & Agencies (continued)
Ginnie Mae,
  6.50%, 2031                                         $   990             $ 1,009
  6.50%, 2032                                             872                 889
U.S. Treasury Bond, 6.00%, 2026                           275                 286
U.S. Treasury Notes,
  6.25%, 2003                                             165                 169
  7.88%, 2004                                           5,310               5,885
  4.63%, 2006                                           2,295               2,364
  5.00%, 2011                                             145                 147
  6.00%, 2009                                           2,805               3,047
                                                                          -------
                                                                           49,751
                                                                          -------
Total Long-Term Bonds
  (Cost - $81,049)                                                         80,632
                                                                          -------

                                                    Number of
                                                       Shares
                                                      -------
PREFERRED STOCK - 2.5%
Entertainment & Communications - 0.6%
Centaur Funding Corp., 9.08% (144A security
  acquired Jan., Aug. & Nov. 2001 for $523) (b)          500                  508
                                                                          -------
Financial - 1.6%
Golden State Bancorp, 9.13%                            18,075                 472
Citigroup, Inc., 5.86% (depository shares = 1/5 of
  preferred share)                                      7,300                 336
IBJ Preferred Capital Co. LLC, Step Coupon
  (8.79% to 6/30/08) (144A security acquired
  Feb. & Mar. & May 2002 for $594) (b)                    750                 618
                                                                          -------
                                                                            1,426
                                                                          -------
Structured Securities - 0.3%
Natexis AMBS Co. LLC., Step Coupon
  (8.44% to 6/30/08) (144A security acquired
  May 2002 for $218) (b)                                  200                 222
                                                                          -------
Total Preferred Stock
  (Cost - $2,128)                                                           2,156
                                                                          -------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          6
June 30, 2002 (Unaudited) (Continued)

                                                  Number of       Value
                                                     Shares       (000)
-----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 3.2%
Money Market Fund - 3.1%
CIGNA Funds Group - Money Market Fund             2,663,258     $ 2,663

                                                  Principal
                                                      (000)
                                                  ---------
U.S. Government - 0.1%
U.S. Treasury Bill, 1.72%, 08/02/2002 (c)            $  100         100
                                                                -------
Total Short-Term Obligations
  (Cost - $2,763)                                                 2,763
                                                                -------
TOTAL INVESTMENTS IN SECURITIES - 98.7%
  (Total Cost - $85,940) (e)                                     85,551
Cash and Other Assets Less Liabilities - 1.3%                     1,150
                                                                -------
NET ASSETS - 100.0%                                             $86,701
                                                                =======

NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates defaulted security.
(b) Indicates restricted security; the aggregate value of restricted securities is $4,197,189 (aggregate cost $4,186,670), which is approximately 4.8% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Pledged as collateral for financial futures contracts. At June 30, 2002, the Fund was long 33, 2-year U.S. Treasury Notes and was short 9, U.S. Treasury Bond futures contracts, 30, 10-year and 15, 5-year U.S. Treasury Note futures contracts, all expiring in September 2002. Net unrealized loss amounted to $34,024. Underlying face values of the long and short positions were $6,858,203 and ($5,649,117), respectively, and underlying market values were $6,928,453 and ($5,753,391), respectively.
(d) A summary of outstanding forward currency contracts, as of June 30, 2002, is as follows:

                                                          Net Unrealized
Settlement     Forward      Foreign       Contract        Appreciation
Date           Contract     Currency      Value           (Depreciation)
------------------------------------------------------------------------
Sells
07/31/02       EURO         2,540,000     $2,201,332      $ 298,753
Buys
07/31/02       EURO         2,080,000     $1,923,668      $(123,645)

    Tax Information
(e) At June 30, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $86,080,781 was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                           $1,428,734

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                              (1,958,760)
                                                            ----------
    Unrealized depreciation - net                           $ (530,026)
                                                            ==========

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
June 30, 2001

                 Value      % of
                 (000)      Value
-----------------------------------
Aaa/AAA        $51,075       63.3%
Aa/AA            2,472        3.1
A/A              9,896       12.3
Baa/BBB         13,271       16.5
Ba/BB            1,457        1.8
B/B                547        0.7
Below B            695        0.9
Not Rated        1,219        1.4
               -------      -----
               $80,632      100.0%
               =======      =====

*The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    7

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)
(In Thousands)

Assets:
Investments at value                                          $ 85,551
Cash                                                                95
Interest and dividends receivable                                1,059
Receivable for investments sold                                    769
Investments for Trustees' deferred compensation plan               221
Receivable for forward currency contracts                          175
Prepaid insurance                                                    5
Futures variation margin receivable                                  2
Other                                                               19
                                                              --------
    Total assets                                                87,896
                                                              --------
Liabilities:
Payable for investments purchased                                  711
Deferred Trustees' fees payable                                    221
Swap contracts payable                                             194
Advisory fees payable                                               38
Administrative services fees payable                                20
Custodian fees payable                                               4
Shareholder reports payable                                          3
Transfer agent fees payable                                          3
Audit and legal fees payable                                         1
                                                              --------
    Total liabilities                                            1,195
                                                              --------
Net Assets (equivalent to $18.09 per share based on
  4,792,215 shares outstanding; 12,000,000 shares of
  $0.10 par value authorized)                                 $ 86,701
                                                              ========
Components of Net Assets:
Paid-in capital                                               $ 89,856
Overdistributed net investment income                           (1,061)
Accumulated net realized loss                                   (1,849)
Unrealized depreciation of investments, futures, forward
  contracts and swaps                                             (245)
                                                              --------
Net Assets                                                    $ 86,701
                                                              ========
Cost of Investments                                           $ 85,940
                                                              ========

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)
(In Thousands)

Investment Income:
Income:
  Interest income                                $ 2,063
  Dividend income                                     67
                                                 -------
                                                   2,130
Expenses:
  Investment advisory fees              $229
  Custodian fees                          56
  Shareholder reports                     29
  Auditing and legal fees                 26
  Administrative services fees            25
  Transfer agent fees                     24
  Stock exchange fees                     12
  Trustees' fees                          10
  State taxes                              8
  Other                                    3
                                        ----
    Total expenses                      $422
                                        ----
Net Investment Income                              1,708
                                                 -------
Realized and Unrealized Gain (Loss)
  on Investments:
  Net realized gain from:
    Forward currency contracts                       (25)
    Futures contracts                                (32)
    Investments                                   (1,085)
                                                 -------
                                                  (1,142)
                                                 -------
  Net change in unrealized appreciation
  (depreciation) of:
    Forward currency contracts                       153
    Futures contracts                               (132)
    Swaps                                              3
    Investments                                    1,103
                                                 -------
                                                   1,127
                                                 -------
Net Realized and Unrealized Gain
  (Loss) on Investments                              (15)
                                                 -------
Net Increase in Net Assets Resulting
  from Operations                                $ 1,693
                                                 =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    8

Statements of Changes in Net Assets
(In Thousands)

                                                 For the Six        For the
                                                 Months Ended      Year Ended
                                                June 30, 2002     December 31,
                                                 (Unaudited)          2001
                                                -------------     ------------
Operations:
Net investment income                                 $ 1,708          $ 4,772
Net realized gain (loss) on investments                (1,142)           4,194
Net unrealized appreciation (depreciation)
  on investments                                        1,127           (2,315)
                                                      -------          -------
Net increase in net assets from operations              1,693            6,651
                                                      -------          -------
Dividends and Distributions:
From net investment income                             (2,491)          (5,941)
                                                      -------          -------
  Total dividends and distributions                    (2,491)          (5,941)
                                                      -------          -------
Net Increase (Decrease) in Net Assets                    (798)             710

Net Assets:
Beginning of period                                    87,499           86,789
                                                      -------          -------
End of period*                                        $86,701          $87,499
                                                      =======          =======
* includes overdistributed net investment
   income of:                                         $(1,061)         $  (278)
                                                      =======          =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    9

Financial Highlights

                                                   For the Six
                                                  Months Ended                   For the Year Ended December 31,
                                                  June 30, 2002  -----------------------------------------------------------
                                                   (Unaudited)     2001(c)       2000         1999         1998        1997
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $ 18.26        $ 18.11     $ 17.79      $ 19.24      $ 19.16     $ 18.75
Income from investment operations
Net investment income (a)                              0.51           1.00        1.15         1.18         1.18        1.22
Net realized and unrealized gain (loss) on
  investments                                         (0.16)          0.39        0.37        (1.42)        0.16        0.43
                                                    -------        -------     -------      -------      -------     -------
Total from investment operations                       0.35           1.39        1.52        (0.24)        1.34        1.65
                                                    -------        -------     -------      -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                  (0.52)         (1.24)      (1.20)       (1.18)       (1.20)      (1.24)
Distributions from net realized capital gains            --             --          --        (0.03)       (0.06)         --
                                                    -------        -------     -------      -------      -------     -------
Total dividends and distributions                     (0.52)         (1.24)      (1.20)       (1.21)       (1.26)      (1.24)
                                                    -------        -------     -------      -------      -------     -------
Net asset value, end of period                      $ 18.09        $ 18.26     $ 18.11      $ 17.79      $ 19.24     $ 19.16
                                                    =======        =======     =======      =======      =======     =======
Market value, end of period                         $ 16.48        $ 16.42     $ 16.06      $ 14.19      $ 17.31     $ 17.38
                                                    =======        =======     =======      =======      =======     =======
Total Investment Return:
Per share market value                                 3.50%(d)      10.10%      22.33%      (11.41)%       6.95%      16.08%
Per share net asset value (b)                          1.94%(d)       7.81%       8.92%       (1.23)%       7.22%       9.16%
Ratios to Average Net Assets
Expenses                                               0.98%(e)       0.97%       0.94%        0.91%        0.92%       0.99%
Net investment income                                  3.96%(e)       5.39%       6.58%        6.36%        6.14%       6.49%
Portfolio Turnover                                      345%(d)        336%        319%         110%          81%         80%
Net Assets, End of Period (000 omitted)             $86,701        $87,499     $86,789      $85,230      $92,202     $91,825

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.
(d) Not annualized.
(e) Annualized.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     10
(Unaudited)

1. Organization. Effective May 31, 2002, CIGNA Investment Securities, Inc. a Delaware Corporation, was reorganized as a Massachusetts business trust and changed its name to CIGNA Investment Securities (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Directors.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements -- i.e., TBA's -- for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     11
(Unaudited) (Continued)

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund segregates assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Futures Contracts -- The Fund is authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

F. Swap Agreements -- The Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

The Fund entered into swap agreements with Bear Stearns for notional amounts of $1,460,000,

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     12
(Unaudited) (Continued)

$750,000 and $310,000. The terms of the agreements require the Fund to pay the LIBOR Rate (which is set monthly) plus 122.5, 75 and 225 basis points, respectively, and receive the monthly total return on the Bear Stearns High Yield Index. The receivable/payable amounts are based on the respective notional amounts. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income. As of June 30, 2002, the unrealized appreciation/ (depreciation) recorded on these contracts was $730, $3,383 and ($620) respectively. The contracts terminate on August 1, 2002, December 1, 2002, and January 1, 2003, respectively.

G. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis which includes amortization of premium and accrual of discount. Securities gains and losses are determined on the basis of identified cost.

H. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2001, the Fund had a post- October currency loss of $14,341. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

I. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of foreign securities, capital loss carryforwards, deferred losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2001, the Fund increased undistributed (overdistributed) net investment income by $707,020 and decreased accumulated net realized gain (loss) by the same amount.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2002, the Fund paid or accrued $25,264.

4. Trustees' Fees. Trustees' fees represent remuneration incurred for trustees who are not employees of CIGNA Corporation or any of its

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     13
(Unaudited) (Continued)

affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual Fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities for the six months ended June 30, 2002, were as follows (excluding short-term obligations):

                                  Cost of         Proceeds From
                                 Securities        Securities
                                 Purchased            Sold
                                ------------      -------------
Bonds                           $ 19,299,267      $ 36,479,186
U.S. Government Obligations      268,840,276       247,433,374
                                ------------      ------------
                                $288,139,543      $283,912,560
                                ============      ============

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   14

Trustees
Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal Diocese of Connecticut

Richard H. Forde
Managing Director, CIGNA Retirement & Investment Services, Inc. and TimesSquare Capital Management, Inc.

Russell H. Jones
Vice President and Treasurer,
Kaman Corporation

Farhan Sharaff
Chief Investment Officer, CIGNA Retirement & Investment Services and President, TimesSquare Capital Management, Inc.

Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Officers
Richard H. Forde
Chairman of the Board and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
Matters Submitted to a Vote of Shareholders

The Annual Meeting of the Shareholders of CIGNA Investment Securities, Inc. (the "Fund") was held on Tuesday, April 30, 2002 at 11:30 a.m., Eastern Time. As a result of shareholder approval of the reorganization noted below, the name of the Fund is now CIGNA Investment Securities.

Five Directors were elected by a vote of shareholders to serve as members of the Board of the Fund until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Fund voted to elect the following Directors:

                               For              Vote Withheld
                               ---              -------------
Richard H. Forde          3,982,104.4030        226,882.0260
Russell H. Jones          3,981,468.2670        227,518.1620
Paul J. McDonald          3,981,557.1010        227,429.3280
Marnie W. Mueller         3,974,026.1010        234,960.3280
Farhan Sharaff            3,956,716.6350        252,269.7940

There were no broker non-votes with respect to this matters submitted to a vote of shareholders of the Fund.

Reorganization of the Fund from a Delaware corporation to a Massachusetts business trust was approved by a vote of shareholders of the Fund as follows:

      For                   Against             Abstain         Broker Non-Votes
      ---                   -------             -------         ----------------
2,468,468.9000            266,896.9140        96,026.6150        1,959,995.1260

Removal of the fundamental investment policy concerning investment in other investment companies was approved by a vote of shareholders of the Fund as follows:

      For                   Against             Abstain         Broker Non-Votes
      ---                   -------             -------         ----------------
2,411,563.7230            309,984.3420        109,845.3640       1,959,994.1260

No other business was transacted at the meeting.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   15

--------------------------------------------------------------------------------
CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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